                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               November 26, 1996
                               -----------------



                         COMMISSION FILE NO.:  1-14274


                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                     37-1351861
---------------------------------------------------    ----------------------
(State or other Jurisdiction of Incorporation             (IRS Employer or
organization)                                            Identification No.)

301 Broadway, Normal, Illinois                                 61761
---------------------------------------------------    ----------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (309) 452-1102
                                                       ----------------------

ITEM 5  OTHER EVENTS.
        -------------

      The Board of Directors of Citizens First Financial Corp. authorized management to apply to the Office of Thrift Supervision for permission to repurchase up to 10 percent of the outstanding stock of Citizens First Financial Corp. A press release announcing such decision is attached as Exhibit 99.1.

Exhibit 99.1  Press Release dated November 26, 1996.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          By: /s/ Dallas G. Smiley
                              -------------------------------------------------
                              Dallas G. Smiley
                              Senior Vice President and Chief Financial Officer



Dated: November 26, 1996
       -----------------